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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 16, 2005

                           --------------------------

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

            NEVADA                      0-27915                  33-0363979
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
Incorporation or Organization)        File Number)           Identification No.)

                          740 LOMAS SANTA FE, SUITE 210
                         SOLANA BEACH, CALIFORNIA 92075
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 793-8840
                         (Registrant's telephone number,
                              including area code)


          (Former Name or Former Address, if Changed Since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01         REGULATION FD DISCLOSURE.

         On February 16, 2005, Genius Products issued a press release announcing it would be presenting at Roth Capital Partners 17th Annual Growth Conference on February 23, 2005, and provided website information where interested investors can listen to a live audio webcast of the presentation and view accompanying slides.

         On February 23, 2005, Genius Products issued a press release announcing it had signed a non-binding Letter of Intent with American Vantage Companies.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1 Press release regarding presentation at Roth Capital Partners 17th Annual Growth Conference.

         99.2 Press release regarding non-binding Letter of Intent with American Vantage Companies.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENIUS PRODUCTS, INC.


Date:  February 23, 2005                    By:  /s/ Trevor Drinkwater
                                                 ------------------------------
                                                 Trevor Drinkwater
                                                 Chief Executive Officer



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                                INDEX TO EXHIBITS


  EXHIBIT
  NUMBER                                  DESCRIPTION
  ------                                  -----------

    99.1            Press Release issued by the Registrant on February 16, 2005

    99.2            Press Release issued by the Registrant on February 23, 2005